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                                                                     EXHIBIT 4.1

                            INCORPORATED UNDER THE
                          LAWS OF THE STATE OF TEXAS
                           ATP OIL & GAS CORPORATION

NUMBER

COMMON


                                                       SHARES
                                                       COMMON
                                                       CUSIP  00208J 10 8

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

This certifies that



is the owner of



           FULLY PAID AND NON ASSESSABLE SHARES OF THE COMMON STOCK
                         PAR VALUE $.001 PER SHARE OF

ATP Oil & Gas Corporation, a Texas corporation, transferable by the holder hereof on the books of the Corporation in person or by duly authorized attorney only upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

In Witness Whereof, ATP Oil & Gas Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and a facsimile of its Corporate Seal to be hereunto affixed.

Dated:

/s/ Carol E. Overbey
-------------------------------
Secretary

/s/ T. Paul Bulmahn
-------------------------------
President

COUNTERSIGNED AND REGISTERED:
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE


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The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the corporation or to the transfer agent of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                             ------------------------------------------
                                   TEN COM-as tenants in common

                                TEN ENT-as tenants by the entireties

                                JT TEN-as joint tenants with right of
                                      survivorship and not as
                                        tenants in common
                             ------------------------------------------


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UNIF GIFT MIN ACT-                       Custodian
                   ------------------------------------------------------
                     (Cust)                                 (Minor)

under Uniform Gifts to Minors Act
                                   --------------------------------------
                                                   (State)
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Additional abbreviations may also be used though not in the above list.
For value received,                                                      hereby
                    ----------------------------------------------------
sell, assign and transfer unto

                    PLEASE INSERT SOCIAL SECURITY OR OTHER
                        IDENTIFYING NUMBER OF ASSIGNEE
                    [                                    ]
                     ------------------------------------

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, including postal zip code, OF
ASSIGNEE)

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                                                                   Shares
      -------------------------------------------------------------


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represented by the within Certificate, and do hereby irrevocably constitute and appoint

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       ------------------------------------------------------------------
                                                                 Attorney
       ---------------------------------------------------------

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to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated
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NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

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   X
    -----------------------------------------------------------------------
                                  (Signature)

   X
    -----------------------------------------------------------------------
                                  (Signature)

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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C.
RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY: